Exhibit 99.1

SECOND AMENDMENT dated as of December 13, 2005, to the Credit Agreement dated as of February 18, 2005, as amended (the “Credit Agreement”), among THE MOSAIC COMPANY, MOSAIC FERTILIZER, LLC, MOSAIC GLOBAL HOLDINGS INC., MOSAIC POTASH COLONSAY ULC, the Foreign Borrowing Subsidiaries party thereto, the LENDERS party thereto and JPMORGAN CHASE BANK, N.A., as Administrative Agent.

WHEREAS, the Borrowers (such term and each other capitalized term used but not defined herein having the meanings assigned to such terms in the Credit Agreement, as amended hereby) have requested that the Required Lenders approve amendments to certain provisions of the Credit Agreement; and

WHEREAS, the Required Lenders are willing, on the terms and subject to the conditions set forth herein, to approve such amendments;

NOW, THEREFORE, in consideration of these premises, the Borrowers and the Required Lenders hereby agree as follows:

SECTION 1. Amendments. Effective as of the Amendment Effective Date (as defined in Section 4 hereof), the Credit Agreement is hereby amended as follows:

(a) Section 3.04 of the Credit Agreement is hereby amended by deleting such Section in its entirety and substituting in lieu thereof the following:

SECTION 3.04 Financial Condition; No Material Adverse Change. (a) The Parent Borrower has furnished to the Lenders the consolidated balance sheet of the Parent Borrower and its subsidiaries as at May 31, 2005, and the related consolidated statements of income, stockholders equity and cash flows of the Parent Borrower and its subsidiaries for the fiscal year then ended, accompanied by an opinion of KPMG LLP, independent registered public accounting firm. Such financial statements present fairly, in all material respects, the consolidated financial position and results of operations and cash flows of the Parent Borrower and its consolidated subsidiaries as of such date and for the fiscal year ended on such date, in accordance with GAAP.

(b) There has been no material adverse change in or affecting the business, assets, operations or financial condition of the Parent Borrower and its subsidiaries, taken as a whole, since May 31, 2005.

(b) Clause (a) of Section 6.01 of the Credit Agreement is hereby amended by:

(i) deleting the number “$40,000,000” appearing in the proviso at the end of sub-clause (v) thereof and substituting in lieu thereof the number “$60,000,000”; and

(ii) deleting the number “$100,000,000” appearing in sub-clause (xii) thereof (each place that such number appears therein) and substituting in lieu thereof the number “$150,000,000”.

(c) Clause (c) of Section 6.04 of the Credit Agreement is hereby amended by deleting the number “$30,000,000” appearing in sub-clause (ii) thereof and substituting in lieu thereof the number “$50,000,000”.

(d) Clause (h) of Section 6.04 of the Credit Agreement is hereby amended by:

(i) deleting the number “$25,000,000” appearing in sub-clause (iii) thereof and substituting in lieu thereof the number “$40,000,000”; and

(ii) deleting clause (A) of the proviso thereto and substituting in lieu thereof the following:

(A) such joint ventures shall not have any Indebtedness at any time on or after the date that an investment is made therein that is with recourse to the Parent Borrower or any of its Subsidiaries,

(e) Clause (t) of Section 6.04 of the Credit Agreement is hereby amended by deleting the number “$20,000,000” appearing in such clause and substituting in lieu thereof the number “$35,000,000”.

(f) Clause (n) of Section 6.05 of the Credit Agreement is hereby amended by deleting such clause in its entirety and substituting in lieu thereof the following:

“(n) the factoring, securitization or other disposition of receivables of Foreign Subsidiaries (other than Foreign Loan Parties), in each case to the extent either (i) resulting in Indebtedness permitted under clause (xii) of Section 6.01(a) or (ii) made pursuant to a true sale thereof to a purchaser that is not an Affiliate of the Parent Borrower.”

SECTION 2. Amendment Fee. In consideration of the agreements of the Lenders contained in this Amendment, the Parent Borrower agrees to pay to the Administrative Agent, for the account of each Lender that delivers an executed counterpart of this Amendment prior to 5:00 p.m., New York City time, on December 13, 2005, an amendment fee (the “Amendment Fee”) in an amount equal to 0.05% of the sum of such Lender’s Revolving Commitment and Term Loans outstanding on the date on which this Amendment becomes effective as provided in Section 4; provided that such Amendment Fee shall not be payable unless and until this Amendment becomes effective as provided in Section 4. The Amendment Fee shall be paid to the Administrative Agent on the date on which this Amendment becomes effective as provided in Section 4.

SECTION 3. Representations and Warranties. Each of the U.S. Borrowers represents and warrants to each of the Lenders that, after giving effect to the amendments contemplated hereby, (a) the representations and warranties of the Borrowers set forth in the Loan Documents, as amended hereby, are true and correct on and as of the Amendment Effective Date, and (b) no Default has occurred and is continuing.

SECTION 4. Effectiveness. This Amendment shall become effective as of the date (the “Amendment Effective Date”) when the Administrative Agent (or its counsel) shall have received (a) copies hereof that, when taken together, bear the signatures of the Borrowers and the Required Lenders, and (b) the Amendment Fee and, to the extent invoiced, payment of all out-of-pocket expenses required to be paid or reimbursed by any Loan Party hereunder or under any other Loan Document.

SECTION 5. Applicable Law. This Amendment shall be construed in accordance with and governed by the law of the State of New York.

SECTION 6. No Other Amendments. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of any party under, the Credit Agreement, nor alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein.

SECTION 7. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission (or any other means of electronic transmission) shall be as effective as delivery of a manually executed counterpart of this Amendment.

SECTION 8. Headings. Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

SECTION 9. Expenses. The Primary Borrowers shall reimburse the Administrative Agent for its reasonable out-of-pocket expenses incurred in connection with this Amendment, including the reasonable fees and expenses of Cravath, Swaine & Moore LLP, counsel for the Administrative Agent.

IN WITNESS WHEREOF, the Borrowers and the Required Lenders have caused this Amendment to be duly executed by their duly authorized officers, all as of the date first above written.

THE MOSAIC COMPANY,

by
Name:
Title:

MOSAIC FERTILIZER, LLC,

by
Name:
Title:

MOSAIC GLOBAL HOLDINGS INC.,

by
Name:
Title:

MOSAIC POTASH COLONSAY ULC,

by
Name:
Title:

JPMORGAN CHASE BANK, N.A., individually and as Administrative Agent,

by
Name:

Title:

SIGNATURE PAGE TO SECOND AMENDMENT dated as of December 13, 2005, to the CREDIT AGREEMENT dated as of February 18, 2005, as amended, among THE MOSAIC COMPANY, MOSAIC FERTILIZER, LLC, MOSAIC GLOBAL HOLDINGS INC., MOSAIC POTASH COLONSAY ULC, the Foreign Borrowing Subsidiaries party thereto, THE LENDERS, and JPMORGAN CHASE BANK, N.A. as Administrative Agent,

Name of Institution:

By
Name:
Title:

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